Consent of Independent Auditors


The Board of Directors and Shareholders of
Aetna Variable Portfolios, Inc:

We consent to the use of our report dated February 13, 1998 incorporated by reference herein this Post-Effective Amendment No. 4 to Registration Statement (No. 333-05173) on Form N1-A and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                        /s/ KPMG Peat Marwick LLP
                                        -------------------------
                                        KPMG Peat Marwick LLP

Hartford, Connecticut
April 27, 1998